                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 19, 1999

                        BURNHAM PACIFIC PROPERTIES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

         MARYLAND                                     1-9524                                  33-0204126
----------------------------                  ------------------------                  ------------------
(STATE OR OTHER JURISDICTION                  (COMMISSION FILE NUMBER)                  (IRS EMPLOYER
        OF INCORPORATION)                                                               IDENTIFICATION NO.)

          610 WEST ASH STREET, SUITE 1600, SAN DIEGO, CALIFORNIA 92101
          ------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (619) 652-4700
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A
                                       ---
              (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                         IF CHANGED SINCE LAST REPORT )

ITEM 5. OTHER EVENTS.

     On June 19, 1999, Burnham Pacific Properties, Inc. (the "Company") adopted an Executive Severance Plan, a Management Severance Plan and a Rank and File Severance Plan. These plans, as subsequently amended as of July 23, 1999 (collectively, the "Plans"), are intended to reinforce and encourage the continued attention and dedication of the Company's employees to their assigned duties, as well as assist the Company in recruiting new employees, notwithstanding the possibility, threat or occurrence of a change in control of the Company. The Company believes that the possibility or threat of a change in control inevitably creates distractions, risks and uncertainties for its executives and other employees. Since the Company considers it essential to the best interests of its stockholders to foster the continuous employment of key management and other personnel, and since the Company did not have any employment or other severance agreements with any of its executives or employees that could have served such function, the Company believes that the adoption of the Plans was an adequate mechanism by which to promote an environment in which its executives and employees may continue performing their duties without distraction.

     For the same reasons cited above, on June 30, 1999, the Company entered into Senior Executive Severance Agreements (the "Severance Agreements") with certain of its most senior executives not otherwise entitled to participate in the aforementioned Plans (i.e., J. David Martin, Joseph William Byrne, James W. Gaube, Daniel B. Platt and Scott C. Verges (the "Senior Executives")), whose leadership and management expertise is vital to the continued operation of the Company's business. In general, the Severance Agreements provide that in the event certain Terminating Events (as defined in the Severance Agreements) occur with respect to a Senior Executive following a Change in Control (as defined in the Severance Agreements), then the Company shall pay the Senior Executive an aggregate of three times such Senior Executive's then current annual base salary plus three times such Senior Executive's then current target annual bonus. In addition, the Severance Agreements provide for the continuation of certain health, dental and life insurance and other welfare benefits for thirty-six (36) months, provided that any such benefits are offset against any amounts payable under any other Company plan. The Severance Agreements also provide for the reimbursement of certain excise tax liabilities that may arise in connection with the benefits provided pursuant thereto.

     Finally, effective as of August 1, 1999, the Company entered into Phantom Shares Agreements (the "Phantom Agreements") with the Senior Executives. The phantom share awards (the "Phantom Awards") granted pursuant to the Phantom Agreements are used solely as a device for the measurement and determination of certain amounts to be paid to the executive in lieu of granting additional equity interests. In general, the Phantom Awards vest ratably over ten years from the date of grant, subject to acceleration upon a Change of Control (as defined in the Phantom Agreements), at which time the Company must redeem the Phantom Awards at a price per award equal to the fair market value of one share of the Company's common stock as of the vesting date.

     The above descriptions of the Plans, the Severance Agreements and the Phantom Agreements are not complete and are qualified in their entirety by reference to such documents, all of which are being filed herewith as exhibits to this Form 8-K.


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

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

EXHIBIT NO.   DESCRIPTION
-----------   -----------
10.1          Burnham Pacific Properties, Inc. Executive Severance Plan, dated as of June 19, 1999 (the "Executive Severance Plan").

10.2          First Amendment to the Executive Severance Plan, dated as of July
              23, 1999.

10.3 Burnham Pacific Properties, Inc. Management Severance Plan, dated as of June 19, 1999 (the "Management Severance Plan").

10.4          First Amendment to the Management Severance Plan, dated as of July
              23, 1999.

10.5 Burnham Pacific Properties, Inc. Rank and File Severance Plan, dated as of June 19, 1999 (the "Rank and File Severance Plan").

10.6          First Amendment to the Rank and File Severance Plan, dated as of
              July 23, 1999.

10.7 Senior Executive Severance Agreement, dated as of June 30, 1999, between Burnham Pacific Properties, Inc. and J. David Martin.

10.8 Senior Executive Severance Agreement, dated as of June 30, 1999, between Burnham Pacific Properties, Inc. and Joseph William Byrne.

10.9 Senior Executive Severance Agreement, dated as of June 30, 1999, between Burnham Pacific Properties, Inc. and James W. Gaube.

10.10 Senior Executive Severance Agreement, dated as of June 30, 1999, between Burnham Pacific Properties, Inc. and Daniel B. Platt.

10.11 Senior Executive Severance Agreement, dated as of June 30, 1999, between Burnham Pacific Properties, Inc. and Scott C. Verges.

10.12         Phantom Shares Agreement, dated as of August 1, 1999, between
              Burnham Pacific Properties, Inc. and J. David Martin.

10.13         Phantom Shares Agreement, dated as of August 1, 1999, between
              Burnham Pacific Properties, Inc. and J. David Martin.

10.14         Phantom Shares Agreement, dated as of August 1, 1999, between
              Burnham Pacific Properties, Inc. and J. David Martin.

10.15         Phantom Shares Agreement, dated as of August 1, 1999, between
              Burnham Pacific Properties, Inc. and Joseph William Byrne.

10.16         Phantom Shares Agreement, dated as of August 1, 1999, between
              Burnham Pacific Properties, Inc. and James W. Gaube.

10.17         Phantom Shares Agreement, dated as of August 1, 1999, between
              Burnham Pacific Properties, Inc. and Daniel B. Platt.

10.18         Phantom Shares Agreement, dated as of August 1, 1999, between
              Burnham Pacific Properties, Inc. and Scott C. Verges.

                                   SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned, thereunto duly authorized.

                               BURNHAM PACIFIC PROPERTIES, INC.

Dated:  August 6, 1999         By: /s/ DANIEL B. PLATT
                                  -------------------
                                  Name:       Daniel B. Platt
                                  Title:      Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
-----------   -----------
10.1          Burnham Pacific Properties, Inc. Executive Severance Plan, dated as of June 19, 1999 (the "Executive Severance Plan").

10.2          First Amendment to the Executive Severance Plan, dated as of July
              23, 1999.

10.3 Burnham Pacific Properties, Inc. Management Severance Plan, dated as of June 19, 1999 (the "Management Severance Plan").

10.4          First Amendment to the Management Severance Plan, dated as of July
              23, 1999.

10.5 Burnham Pacific Properties, Inc. Rank and File Severance Plan, dated as of June 19, 1999 (the "Rank and File Severance Plan").

10.6          First Amendment to the Rank and File Severance Plan, dated as of
              July 23, 1999.

10.7 Senior Executive Severance Agreement, dated as of June 30, 1999, between Burnham Pacific Properties, Inc. and J. David Martin.

10.8 Senior Executive Severance Agreement, dated as of June 30, 1999, between Burnham Pacific Properties, Inc. and Joseph William Byrne.

10.9 Senior Executive Severance Agreement, dated as of June 30, 1999, between Burnham Pacific Properties, Inc. and James W. Gaube.

10.10 Senior Executive Severance Agreement, dated as of June 30, 1999, between Burnham Pacific Properties, Inc. and Daniel B. Platt.

10.11 Senior Executive Severance Agreement, dated as of June 30, 1999, between Burnham Pacific Properties, Inc. and Scott C. Verges.

10.12         Phantom Shares Agreement, dated as of August 1, 1999, between
              Burnham Pacific Properties, Inc. and J. David Martin.

10.13         Phantom Shares Agreement, dated as of August 1, 1999, between
              Burnham Pacific Properties, Inc. and J. David Martin.

10.14         Phantom Shares Agreement, dated as of August 1, 1999, between
              Burnham Pacific Properties, Inc. and J. David Martin.

10.15         Phantom Shares Agreement, dated as of August 1, 1999, between
              Burnham Pacific Properties, Inc. and Joseph William Byrne.

10.16         Phantom Shares Agreement, dated as of August 1, 1999, between
              Burnham Pacific Properties, Inc. and James W. Gaube.

10.17         Phantom Shares Agreement, dated as of August 1, 1999, between
              Burnham Pacific Properties, Inc. and Daniel B. Platt.

10.18         Phantom Shares Agreement, dated as of August 1, 1999, between
              Burnham Pacific Properties, Inc. and Scott C. Verges.